                                                                      Exhibit 16

November 12, 2004

Securities and Exchange Commission
Washington, D.C.  20549

Re:  QueryObject Systems Corp.
File No. 1-13587

Dear Sir or Madam:

We have  read  Item  4.01 of the Form 8-K of  QueryObject  Systems  Corp.  dated
November 9, 2004, and agree with the  statements  concerning our Firm contained therein.

Very truly yours,

/s/ PricewaterhouseCoopers LLP